UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2022

CleanSpark, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2370 Corporate Circle, Suite 160
Henderson, Nevada		89074
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 941-8047

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2022, the compensation committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of CleanSpark, Inc., a Nevada corporation (the “Company”), approved (i) amendments to the executive employment agreements of Zachary Bradford, the Company’s Chief Executive Officer and President, S. Matthew Schultz, the Company’s Executive Chairman, and Gary Vecchiarelli, the Company’s Chief Financial Officer, as more particularly described below, (ii) certain one-time cash and equity incentive grants to Mr. Bradford and Mr. Schultz and (iii) adjustments to certain existing equity incentive grants of Mr. Bradford and Mr. Schultz. Mr. Bradford’s and Mr. Schultz’s Employment Agreements, both of which were executed on October 26, 2020, were filed as exhibits to the Current Report on Form 8-K filed by the Company on October 28, 2020. Mr. Bradford’s and Mr. Schultz’s Employment Agreements were amended on April 16, 2021, and such amendments were filed as exhibits to the Quarterly Report on Form 10-Q filed by the Company on May 6, 2021. Mr. Vecchiarelli’s Employment Agreement was executed on December 15, 2021 and was filed as an exhibit to the Quarterly Report on Form 10-Q filed by the Company on February 9, 2022.

Amendment to Zachary Bradford’s Employment Agreement

On September 13, 2022, Mr. Bradford’s Employment Agreement was amended to provide the following compensation to Mr. Bradford: (i) a $600,000 annual base salary, effective October 1, 2022, , (ii) a bonus opportunity equal to 100% of base salary, effective October 1, 2022, (iii) the grant of 1,350,000 performance stock units (“PSUs”), 1/7th of which shall vest upon the later of the Company obtaining shareholder approval (the “Shareholder Approval”) to increase the shares available under the Company’s 2017 Equity Incentive Plan, as amended (the “Plan”) (such date, the “Shareholder Approval Date”) and the Company’s reaching 4.0 EH of total Bitcoin mining processing power, and each additional 1/14th of which shall vest each time the Company reaches an incremental 500 PH/s of total processing power (or, in each case, if later, the Shareholder Approval Date) (i.e., from 4.5 to 10.0 EH), (iv) 1,350,000 restricted stock units (“RSUs”), such RSUs vesting on each anniversary of the grant date, such that the RSUs will fully vest on the third anniversary of the grant date, provided the Shareholder Approval is obtained, and (v) effective October 1, 2022, the payment of 1.2 Bitcoin per month. In the event that the Company ceases to mine Bitcoin for any reason, the Bitcoin payment shall automatically terminate, and the Company shall have no obligation to pay Mr. Bradford any additional Bitcoin.

The amendment to Mr. Bradford’s Employment Agreement does not alter, amend or supersede any other terms of his Employment Agreement, all of which shall continue in full force and effect.

Amendment to S. Matthew Schultz’s Employment Agreement

On September 13, 2022, Mr. Schultz’s Employment Agreement was amended to provide the following compensation to Mr. Schultz: (i) a $540,000 annual base salary, effective October 1, 2022, (ii) a bonus opportunity equal to 100% of base salary, effective October 1, 2022, (iii) the grant of 1,215,000 performance PSUs, 1/7th of which shall vest upon the later of the Shareholder Approval Date and the Company’s reaching 4.0 EH of total Bitcoin mining processing power, and each additional 1/14th of which shall vest each time the Company reaches every incremental 500 PH/s of total processing power (or, in each case, if later, the Shareholder Approval Date) (i.e., from 4.5 to 10.0 EH), (iv) 1,215,000 RSUs, such RSUs vesting on each anniversary of the grant date, such that the RSUs will fully vest on the third anniversary of the grant date, provided the Shareholder Approval has been obtained and (v) effective October 1, 2022, the payment of 1.08 Bitcoin per month. In the event that the Company ceases to mine Bitcoin for any reason, the Bitcoin payment shall automatically terminate, and the Company shall have no obligation to pay Mr. Schultz any additional Bitcoin.

The amendment to Mr. Schultz’s Employment Agreement does not alter, amend or supersede any other terms of his Employment Agreement, all of which shall continue in full force and effect.

Amendment to Gary Vecchiarelli’s Employment Agreement

On September 13, 2022, Mr. Vecchiarelli’s Employment Agreement was amended to provide the following compensation to Mr. Vecchiarelli: (i) a $400,000 annual base salary, effective October 1, 2022, (ii) the grant of 120,000 PSUs, 1/7th of which shall vest upon the later of the Shareholder Approval Date and the Company’s reaching 4.0 EH of total Bitcoin mining processing power, and each additional 1/14th of which shall vest each time the Company reaches every incremental 500 PH/s of total processing power (or, in each case, if later, the Shareholder Approval Date) (i.e., from 4.5 to 10.0 EH), (iii) 120,000 RSUs, such RSUs vesting on each anniversary of the grant date, such that the RSUs will fully vest on the third anniversary of the grant date, provided the Shareholder Approval has been obtained and (iv) effective October 1, 2022, the payment of 0.167 Bitcoin per month. In the event that the Company ceases to mine Bitcoin for any reason, the Bitcoin payment shall automatically terminate, and the Company shall have no obligation to pay Mr. Vecchiarelli any additional Bitcoin.

The amendment to Mr. Vecchiarelli’s Employment Agreement does not alter, amend or supersede any other terms of his Employment Agreement, all of which shall continue in full force and effect.

Modification of Existing PSUs and One-time Cash and Equity Incentive Bonuses

In addition to the foregoing, the Compensation Committee approved (i) one-time cash bonuses of $100,000 to each of Mr. Bradford and Mr. Schultz, payable on or before September 30, 2022 and (ii) the modification of the vesting terms of 450,000 PSUs owned by Mr. Bradford and 360,000 PSUs owned by Mr. Schultz (collectively, the “Existing PSUs”), such that the Existing PSUs vest in full immediately, in recognition of the growth in the Company’s annualized revenues and increased profitability since 2020. Vesting of the Existing PSUs was previously subject to the Company reaching certain market capitalization and share price milestones. The Compensation Committee also approved one-time grants of 400,000 RSUs to Mr. Bradford and 360,000 RSUs to Mr. Schultz, which shall vest on the later of the grant date and the Shareholder Approval Date.

The equity incentive grants set forth above (other than the immediate vesting of the Exiting PSUs) are subject to the Company obtaining the Shareholder Approval. The Compensation Committee recommended to the Board that it approve an increase in the number of shares available under the Plan, subject to obtaining the Shareholder Approval, by an amount to be determined by the Board, but in no event by an amount less than a number sufficient to cover the equity grants set forth above. The Shareholder Approval is expected to be sought at the next annual meeting of the Company’s shareholders. The Company expects that the Shareholder Approval will be obtained due to the voting power held by the Company’s directors and officers. If the Shareholder Approval has not been obtained by March 15, 2023, all such equity incentive grants shall terminate unvested and shall no longer be outstanding.

The foregoing descriptions of the amendments to the Employment Agreements of Mr. Bradford, Mr. Schultz and Mr. Vecchiarelli do not purport to be complete, and are qualified in their entirety by reference to the complete text of such amendments, copies of which are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, and are incorporated herein by reference.

On September 13, 2022, the Compensation Committee also approved a new Form of Restricted Stock Unit Award and a new Form of Performance-Based Stock Unit Award Agreement in connection with the approval of the equity grants set forth above. The foregoing descriptions of the RSUs and PSUs do not purport to be complete, and are qualified in their entirety by reference to the Form of Restricted Stock Unit Award Agreement and Form of Performance-Based Stock Unit Award Agreement, copies of which are attached hereto as Exhibit 10.4 and Exhibit 10.5, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Employment Agreement, dated September 13, 2022, by and between CleanSpark, Inc. and Zachary K. Bradford.
10.2	Amendment to Employment Agreement, dated September 13, 2022, by and between CleanSpark, Inc. and S. Matthew Schultz.
10.3	Amendment to Employment Agreement, dated September 13, 2022, by and between CleanSpark, Inc. and Gary Vecchiarelli.
10.4	Form of Restricted Stock Unit Award Agreement.
10.5	Form of Performance-Based Stock Unit Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLEANSPARK, INC.

Date:	September 13, 2022	By:	/s/ Zachary K. Bradford
Zachary K. Bradford Chief Executive Officer and President